EXHIBIT 99.2

Regency Centers Corporation

June 30, 2012

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
June 30, 2012

Press Release...............................................................................................................................................................	1

Summary Information:

Summary Financial Information..................................................................................................................................	6

Summary Real Estate Information..............................................................................................................................	7

Financial Information:

Consolidated Balance Sheets.......................................................................................................................................	8

Consolidated Statements of Operations (FFO Format)...............................................................................................	9

FFO and Other Information.........................................................................................................................................	10

Consolidated Statements of Operations (GAAP Basis)..............................................................................................	12

Summary of Consolidated Debt..................................................................................................................................	13

Summary of Unsecured Public Debt Covenants.........................................................................................................	14

Summary of Preferred Stock.......................................................................................................................................	15

Investment Activity:

Property Transactions..................................................................................................................................................	16

Development Information...........................................................................................................................................	17

Co-investment Partnerships:

Unconsolidated Investments........................................................................................................................................	19

Unconsolidated Balance Sheets...................................................................................................................................	20

Unconsolidated Statements of Operations...................................................................................................................	21

Summary of Unconsolidated Debt..............................................................................................................................	22

Real Estate Information:

Leasing Statistics.........................................................................................................................................................	23

Average Base Rent by State.........................................................................................................................................	24

Portfolio Summary Report by State............................................................................................................................	25

Significant Tenant Rents..............................................................................................................................................	45

Lease Expiration Schedule..........................................................................................................................................	46

Forward-Looking Statements:

Earnings and Valuation Guidance................................................................................................................................	48

Reconciliation of FFO to Net Income.........................................................................................................................	49

Glossary of Terms........................................................................................................................................................	50

Regency Centers Reports Second Quarter Results
Operating Fundamentals Continue Forward Momentum

JACKSONVILLE, Fla. (July 31, 2012) - Regency Centers Corporation (NYSE:REG; the “Company”) announced today financial and operating results for the quarter ended June 30, 2012.

Earnings

Regency reported Core Funds From Operations (Core FFO) for the second quarter of $62.5 million, or $0.69 per diluted share, compared to $50.5 million and $0.56 per diluted share for the same period in 2011. For the six months ended June 30, 2012 Core FFO was $118.7 million, or $1.32 per diluted share, compared to $101.4 million, or $1.15 per diluted share, for the same period last year.

Regency reported net income attributable to common stockholders for the second quarter of $5.7 million, or $0.06 per diluted share, compared to net income of $12.9 million, or $0.14 per diluted share, for the same period in 2011. Net income for the six months ended June 30, 2012 was $18.9 million, or $0.21 per diluted share, compared to $15.0 million, or $0.17 per diluted share, for the same period last year.

Funds From Operations (FFO) for the second quarter was $61.3 million, or $0.68 per diluted share. For the same period in 2011, the Company reported FFO of $55.1 million, or $0.61 per diluted share. For the six months ended June 30, 2012 FFO was $111.2 million, or $1.24 per diluted share, compared to $107.8 million, or $1.23 per diluted share, for the same period last year.

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (NAREIT) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. We compute FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income as a measure of liquidity. An additional performance measure used by Regency, Core FFO, represents FFO as defined above, excluding, but not limited to, transaction income or expense, gains or losses from the early extinguishment of debt and other one-time items. The Company provides a reconciliation of FFO to Core FFO.

Operations

For the three months ended June 30, 2012, Regency's results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased, same properties only: 94.0%

•	Percent leased, all properties: 93.1%

•	Increase in same property net operating income (NOI) over the same period last year, excluding termination fees: 3.6%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 2.1%

•	Leasing transactions, including in-process developments: 542 new and renewal lease transactions for a total of 1.6 million square feet

For the six months ended June 30, 2012, Regency's results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased, same properties only: 94.0%

•	Percent leased, all properties: 93.1%

•	Increase in same property net operating income (NOI) over the same period last year, excluding termination fees: 3.8%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 2.4%

•	Leasing transactions, including in-process developments: 947 new and renewal lease transactions for a total of 2.8 million square feet

Investments

Portfolio Transaction

On July 25, 2012, Regency closed on the previously announced sale (“Portfolio Transaction”) of a 15-property portfolio (the “Portfolio”) to an affiliate of Blackstone Real Estate Partners VII for total consideration of $321.0 million, representing a weighted average cap rate of 8.1%. The Portfolio was 90.3% leased, included 2.1 million leasable square feet and was unencumbered by debt. All properties were wholly owned by the Company.

Regency will maintain a $47.5 million preferred equity investment in the Portfolio, which will earn an annual preferred return of 10.5%. This preferred investment can be redeemed after 12 months by Regency and after 18 months by either party. The Company will not continue to provide leasing or management services for the Portfolio.

Other Property Transactions

During the quarter, Regency sold two wholly owned and two co-investment operating properties at a gross sales price of $99.0 million representing a weighted average cap rate of 7.8%. Regency's share of the sales price was $38.3 million. Also, Regency sold three out parcels at a gross sales price of $2.9 million. Subsequent to quarter end, the Company sold two co-investment operating properties for a gross sales price of $39.9 million representing a weighted average cap rate of 8.1%. Regency's share of the sales price was $16.0 million.

During the quarter, Regency and a co-investment partner purchased one property at a gross purchase price of $13.8 million and a cap rate of 8.3%. Regency's share of the purchase price was $6.9 million.

Developments and Redevelopments

At June 30, 2012, the Company had 11 projects in development with estimated net development costs of $282.3 million. Additionally, Regency had three redevelopment projects in process with estimated net incremental costs, including its pro-rata share of co-investment partnerships, of $13.3 million.

Capital Markets

Unsecured Term Loan

Subsequent to quarter end, Regency used proceeds from the Portfolio Transaction to repay the $150 million funded balance on its $250 million unsecured term loan. Additionally, the Company retained its option to draw the remaining $100 million and extended, by six months, the expiration of this option to January 11, 2013. No additional fees were incurred to effectuate this extension.

Dividend

On July 27, 2012, the Board of Directors declared a quarterly cash dividend on the Company's common stock of $0.4625 per share, payable on August 29, 2012 to shareholders of record on August 15, 2012.

2012 Guidance

The Company has updated certain components of its 2012 earnings and valuation guidance as a result of increased dispositions and continued improvement in operating fundamentals. Some of these changes are summarized below. Please refer to the Company's second quarter 2012 supplemental information package for the complete list of updates.

Full Year 2012 Guidance
	Previous Guidance	Updated Guidance
Core FFO/share - 2012	$2.42 - $2.54	$2.42 - $2.48
FFO/share - 2012	$2.30 - $2.42	$2.30 - $2.36
Same property NOI growth - without termination fees (a)	2.0% - 3.25%	2.8% - 3.8%
Same property percent leased - at period end (a)	93.25% - 94.25%	93.5% - 94.5%
Dispositions (a) ( $ Millions)	$200-$300	$400-$500

(a) wholly owned and Regency’s pro-rata share of co-investment partnerships

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Guidance

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Full Year 2012
Net income attributable to common stockholders	$0.32	0.38
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	1.98	1.98
Funds From Operations	$2.30	2.36
Adjustments to reconcile FFO to Core FFO:
One-time additional preferred dividend payment	$0.02	0.02
Gain on redemption of preferred units	(0.02)	(0.02)
Original preferred stock issuance costs expensed	0.09	0.09
All other non-recurring items	0.03	0.03
Core Funds From Operations	$2.42	2.48
Weighted average shares (000's)	89,775

Conference Call

In conjunction with Regency's second quarter results, you are invited to listen to its conference call that will be broadcast live over the internet on Wednesday, August 1, 2012 at 12:00 p.m. EDT on the Company's web site www.RegencyCenters.com. If you are unable to participate during the live webcast, the call will also be archived on the web site.

The Company has published forward-looking statements and additional financial information in its second quarter 2012 supplemental information package that may help investors estimate earnings for 2012. A copy of the Company's second quarter 2012 supplemental information will be available on the Company's web site at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended June 30, 2012. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Reconciliation of Net Income Attributable to Common Stockholders to Funds From Operations and Core Funds From Operations-Actual (in thousands)

For the Periods Ended June 30, 2012 and 2011	Three Months Ended		Year to Date
	2012	2011	2012	2011
Net income attributable to common stockholders	$5,697	12,861	$18,878	15,046
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	28,210	27,055	56,249	56,862
Depreciation and amortization - unconsolidated partnerships	10,778	10,889	21,877	22,230
Consolidated JV partners' share of depreciation	(182)	(247)	(362)	(382)
Provision for impairment	22,509	—	22,509	4,580
Amortization of leasing commissions and intangibles	4,027	3,956	8,039	8,337
Gain on sale of operating properties, net of tax	(9,777)	(6)	(16,078)	(25)
(Income) loss from deferred compensation plan, net	40	508	(11)	1,056
Noncontrolling interest of exchangeable partnership units	22	37	77	50
Funds From Operations	61,324	55,053	111,178	107,754
Dilutive effect of share-based awards	(182)	(198)	(376)	(403)
Funds From Operations for calculating Diluted FFO per Share	$61,142	54,855	$110,802	107,351
Funds From Operations	$61,324	55,053	$111,178	107,754
Adjustments to reconcile to Core Funds from Operations:
Development and outparcel loss (gain), net of dead deal costs and tax	108	381	(1,221)	(1,344)
Provision for impairment	999	—	999	—
Provision for hedge ineffectiveness	15	—	11	—
Gain on early debt extinguishment	4	21	4	(2)
Original preferred stock issuance costs expensed	—	—	7,835	—
Gain on redemption of preferred units	—	—	(1,875)	—
One-time additional preferred dividend payment	—	—	1,750	—
Transaction fees and promotes	—	(5,000)	—	(5,000)
Core Funds From Operations	62,450	50,455	118,681	101,408
Dilutive effect of share-based awards	(182)	(198)	(376)	(403)
Core Funds From Operations for calculating Diluted Core FFO per Share	$62,268	50,257	$118,305	101,005
Weighted Average Shares For Diluted FFO per Share	89,717	89,648	89,677	87,505

Reported results are preliminary and not final until the filing of the Company's Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Regency Centers Corporation (NYSE: REG)

Regency is the preeminent national owner, operator, and developer of dominant grocery-anchored and community shopping centers. At June 30, 2012, the Company owned 364 retail properties, including those held in co-investment partnerships. Including tenant-owned square footage, the portfolio encompassed 49.5 million square feet located in top markets throughout the United States. Since 2000, Regency has developed 209 shopping centers, including those currently in-process, representing an investment at completion of more than $3.0 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.
###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
June 30, 2012
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2012	2011	2012	2011
Core Funds From Operations (Core FFO)	$62,450	50,455	$118,681	101,408
Core FFO per share (diluted)	$0.69	0.56	$1.32	1.15
Diluted Core FFO per share growth rate	23.2%		14.8%
Funds From Operations (FFO)	$61,324	55,053	$111,178	107,754
FFO per share (diluted)	$0.68	0.61	$1.24	1.23
Diluted share and unit count
Weighted average diluted shares	89,717	89,648	89,677	87,505
Dividends paid per share and unit	$0.463	0.463	$0.925	0.925
Payout ratio of diluted Core FFO per share	67.0%	82.6%	70.1%	80.4%
Coverage ratios
Interest only	3.7	3.3	3.6	3.2
Fixed Charge (consolidated)	2.9	2.6	2.8	2.6
Fixed Charge (including pro-rata share of co-investment partnerships)	2.5	2.3	2.5	2.2

	As of	As of	As of
Capital Information	6/30/2012	12/31/2011	12/31/2010
Market price per common share	$47.57	37.62	42.24
Common Shares and Equivalents Outstanding	90,116	90,099	82,064
Market equity value of Common and Convertible shares	$4,286,818	3,389,524	3,466,383
Non-Convertible Preferred Units and shares	$325,000	325,000	325,000
Outstanding debt	$2,063,299	1,982,440	2,094,469
Total market capitalization	$6,675,117	5,696,964	5,885,852
Total real estate at cost before depreciation	$4,565,925	4,488,794	4,417,746
Total assets at cost before depreciation	$4,860,547	4,778,690	4,695,417
Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	89,939	89,922	81,887
Exchangeable O.P. Units held by noncontrolling interests	177	177	177
Common Shares and Equivalents Issued and Outstanding	90,116	90,099	82,064

Summary Real Estate Information
June 30, 2012
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	6/30/2012	3/31/2012	6/30/2011	3/31/2011
Number of shopping centers - All properties	364	365	367	396
Number of shopping centers - Operating properties	353	356	348	370
Number of shopping centers - Same properties	348	352	325	354
Number of projects in development	11	10	22	30

Gross Leasable Area (GLA) - All properties	42,382	42,435	42,491	44,744
GLA including anchor-owned stores - All properties	49,517	49,777	50,091	52,864
GLA - Operating properties	41,096	41,474	40,743	42,554
GLA - Same properties	40,093	40,571	38,043	40,387
GLA - Projects in development	1,288	961	1,788	2,190

Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
GLA - All properties	30,171	29,991	29,941	29,896
GLA including anchor-owned stores - All properties	36,118	36,144	36,222	36,038
GLA - Operating properties	28,885	29,030	28,170	27,758
GLA - Same properties	28,122	28,361	25,694	25,740
GLA - Projects in development	1,288	961	1,736	2,138

% leased - All properties	93.1%	92.7%	91.8%	91.3%
% leased - Operating properties	94.0%	93.6%	92.1%	92.0%
% leased - Same properties (1)	94.0%	93.6%	92.3%	92.1%
Average % leased - Same properties (1)	93.7%	93.4%	92.2%	92.2%
% Leased - Projects in development	70.9%	64.2%	86.6%	83.2%

Rental rate growth for spaces vacant less than 12 months - YTD (2)	2.4%	2.9%	1.4%	(1.0)%
Same property NOI growth - YTD (3)	3.7%	1.8%	(1.2)%	(1.6)%
Same property NOI growth without termination fees - YTD (3)	3.8%	4.2%	0.1%	0.6%

(1) Prior periods adjusted for current same property pool.
(2) Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.
(3) Includes impact of recently announced portfolio disposition.

Consolidated Balance Sheets
June 30, 2012 and December 31, 2011
(in thousands)

	2012	2011
Assets
Real estate investments at cost:
Land, building and improvements	$3,891,690	3,877,835
Properties in development	249,509	224,077
	4,141,199	4,101,912
Less: accumulated depreciation	834,681	791,619
	3,306,518	3,310,293
Investments in real estate partnerships	424,726	386,882
Net real estate investments	3,731,244	3,697,175
Cash and cash equivalents	23,030	11,402
Restricted cash	6,075	6,050
Accounts receivable, net of allowance for doubtful accounts	37,681	37,733
Straight line rent receivables, net of reserves	50,934	48,132
Notes receivable	23,865	35,784
Deferred costs, net of accumulated amortization	71,597	70,204
Acquired lease intangible assets, net of accumulated amortization	26,835	27,054
Trading securities held in trust, at fair value	22,455	21,713
Other assets	32,150	31,824
Total assets	$4,025,866	3,987,071
Liabilities and Equity
Liabilities:
Notes payable	$1,758,299	1,942,440
Unsecured credit facilities	305,000	40,000
Total notes payable	2,063,299	1,982,440
Accounts payable and other liabilities	111,995	101,862
Derivative instruments, at fair value	73	37
Acquired lease intangible liabilities, net of accumulated accretion	11,971	12,662
Tenants' security and escrow deposits	20,929	20,416
Total liabilities	2,208,267	2,117,417
Equity:
Stockholder's Equity:
Preferred stock	325,000	275,000
Common stock, $.01 par	899	899
Additional paid in capital, net of treasury stock	2,269,672	2,266,620
Accumulated other comprehensive loss	(66,731)	(71,429)
Distributions in excess of net income	(726,444)	(662,735)
Total stockholders' equity	1,802,396	1,808,355
Noncontrolling Interests:
Preferred units	—	49,158
Exchangeable operating partnership units	(1,041)	(963)
Limited partners' interest in consolidated partnerships	16,244	13,104
Total noncontrolling interests	15,203	61,299
Total equity	1,817,599	1,869,654
Total liabilities and equity	$4,025,866	3,987,071

Ratios	2012	2011
Debt to real estate assets, before depreciation	45.2%	44.2%
Debt to total assets, before depreciation	42.4%	41.5%
Debt to total assets, before depreciation and including prorata share of JV's (1)	45.3%	45.0%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV's	50.9%	50.6%
Unsecured assets to total real estate assets (wholly owned only)	79.4%	79.7%
Unsecured NOI to total NOI (wholly owned only)	79.4%	80.7%

(1) debt ratio would be 45.1% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations
For the Periods Ended June 30, 2012 and 2011
(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)
(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Real Estate Revenues:
Minimum rent	$92,961	89,686	$185,638	179,067
Percentage rent	398	151	1,558	1,058
Recoveries from tenants	23,875	23,838	49,414	48,568
Termination Fees	370	340	558	3,102
Other income	5,841	2,201	6,840	3,706
	123,445	116,216	244,008	235,501
Real Estate Operating Expenses:
Operating and maintenance	17,687	17,865	36,365	37,444
Provision for doubtful accounts	761	1,585	1,214	2,212
Real estate taxes	14,164	14,315	29,560	29,040
	32,612	33,765	67,139	68,696
Net Operating Income	90,833	82,451	176,869	166,805
Fees, Development and Outparcel Gains:
Asset management fees	1,616	1,678	3,252	3,406
Property management fees	3,604	3,709	7,146	7,672
Transaction fees	—	5,000	—	5,000
Leasing commissions and other fees	1,249	1,806	3,220	3,975
(Loss) gain on sale of outparcels and land	(21)	—	1,814	—
Dead deal and acquisition costs	(127)	(163)	(212)	(251)
Income tax benefit (expense)	169	(217)	—	1,597
	6,490	11,813	15,220	21,399
Other Operating Expense (Income):
General and administrative	14,424	14,526	29,069	30,187
Other expenses	223	361	1,041	1,183
Depreciation and amortization (including FF&E)	33,133	32,057	66,062	67,247
Interest expense, net	28,377	30,563	57,335	61,428
Gain on sale of operating properties	(2,926)	—	(9,227)	—
(Income) loss from deferred compensation plan, net	40	508	(11)	1,055
Provision for impairment - wholly owned properties	23,508	—	23,508	—
Hedge ineffectiveness	—	—	(1)	—
	96,779	78,015	167,776	161,100
Equity in Income (Loss) of Unconsolidated Partnerships:
Operating income	3,972	2,682	6,934	4,518
Gain on sale of operating properties	6,852	6	6,852	25
Provision for impairment - JV properties	—	—	—	(4,580)
Hedge ineffectiveness - JV properties	(20)	—	(16)	—
	10,804	2,688	13,770	(37)
Net Income	11,348	18,937	38,083	27,067
Noncontrolling Interests:
Preferred units	—	931	(629)	1,862
Exchangeable operating partnership units	23	37	77	50
Limited partners' interest in consolidated partnerships	232	189	424	271
Net Income (Loss) Attributable to Noncontrolling Interests	255	1,157	(128)	2,183
Net Income Attributable to Controlling Interests	11,093	17,780	38,211	24,884
Preferred Stock Dividends	5,396	4,919	19,333	9,838
Net Income Attributable to Common Stockholders	$5,697	12,861	$18,878	15,046

These Consolidated Statements of Operations are not in accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report who wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations (FFO) and Other Information
For the Periods Ended June 30, 2012 and 2011
(in thousands, except share information)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Reconciliation of Net income to Funds from Operations
Net income attributable to common stockholders	$5,697	12,861	$18,878	15,046
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	28,210	27,055	56,249	56,862
Depreciation and amortization - unconsolidated partnerships	10,778	10,889	21,877	22,230
Consolidated JV partners' share of depreciation	(182)	(247)	(362)	(382)
Provision for impairment (2)	22,509	—	22,509	4,580
Amortization of leasing commissions and intangibles	4,027	3,956	8,039	8,337
Gain on sale of operating properties, net of tax (2)	(9,777)	(6)	(16,078)	(25)
(Income) loss from deferred compensation plan, net	40	508	(11)	1,056
Noncontrolling interest of exchangeable partnership units	22	37	77	50
Funds From Operations (1)	$61,324	55,053	$111,178	107,754
Reconciliation of FFO to Core FFO
Funds from operations	$61,324	55,053	$111,178	107,754
Adjustments to reconcile to Core Funds from Operations:
Development and outparcel gain, net of dead deal costs and tax (2)	108	381	(1,221)	(1,344)
Provision for impairment (2)	999	—	999	—
Provision for hedge ineffectiveness (2)	15	—	11	—
Gain on early debt extinguishment (2)	4	21	4	(2)
Original preferred stock issuance costs expensed	—	—	7,835	—
Gain on redemption of preferred units	—	—	(1,875)	—
One-time additional preferred dividend payment	—	—	1,750	—
Transaction fees and promotes	—	(5,000)	—	(5,000)
Core Funds From Operations (1)	$62,450	50,455	$118,681	101,408
FFO Per Share Reconciliation (Diluted):
Net income attributable to common stockholders	$0.06	0.14	$0.21	0.17
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	0.32	0.30	0.63	0.65
Depreciation and amortization - unconsolidated partnerships	0.12	0.12	0.24	0.25
Consolidated JV partners' share of depreciation	—	—	—	—
Provision for impairment (2)	0.25	—	0.25	0.05
Amortization of leasing commissions and intangibles	0.04	0.04	0.09	0.10
Gain on sale of operating properties, net of tax (2)	(0.11)	—	(0.18)	—
(Income) loss from deferred compensation plan, net	—	0.01	—	0.01
Noncontrolling interest of exchangeable partnership units	—	—	—	—
Funds From Operations	$0.68	0.61	$1.24	1.23
Reconciliation of FFO to Core FFO
Funds from operations	$0.68	0.61	$1.24	1.23
Adjustments to reconcile to Core Funds from Operations:
Development and outparcel gain, net of dead deal costs and tax (2)	—	0.01	(0.02)	(0.02)
Provision for impairment (2)	0.01	—	0.01	—
Provision for hedge ineffectiveness (2)	—	—	—	—
Gain on early debt extinguishment (2)	—	—	—	—
Original preferred stock issuance costs expensed	—	—	0.09	—
Gain on redemption of preferred units	—	—	(0.02)	—
One-time additional preferred dividend payment	—	—	0.02	—
Transaction fees and promotes	—	(0.06)	—	(0.06)
Core Funds From Operations	$0.69	0.56	$1.32	1.15

(1) See the definition of Funds From Operations and Core Funds From Operations included in the Glossary of Terms.
(2) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Additional Disclosures
For the Periods Ended June 30, 2012 and 2011
(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Additional Disclosures:
Straight-line rental income, net of reserve	$1,715	953	$3,365	2,526
Above- and below- market rent amortization	219	199	440	398
Pro-rata share of JV straight-line rental income, net	394	81	778	364
Pro-rata share of JV above- and below- market rent amortization	393	413	785	884
Impairment losses including pro-rata share of JV's	23,508	—	23,508	4,580
Stock based compensation expense	2,938	2,767	5,864	5,525
Capitalized interest	875	368	1,246	957
Capitalized direct leasing compensation costs	2,934	3,125	5,684	5,250
Capitalized direct development compensation costs	2,696	580	5,293	1,479
Fees earned from 3rd parties as reported for GAAP	6,469	12,194	13,619	20,053
Fees earned from 3rd parties, excluding REG owned portion	5,068	10,784	10,829	17,206

Components of same property NOI (wholly owned and Regency's pro-rata share of co-investment partnerships):
Revenues	$132,385	129,674	$265,713	261,736
Expenses	36,046	36,507	73,253	76,226
Same property NOI	$96,339	93,167	$192,460	185,510

Capital Expenditures (non-revenue enhancing only):
Leasing commissions, including pro rata share of JV's	$4,563	3,886	$8,230	6,697
Tenant improvements, including pro rata share of JV's	2,861	1,320	6,287	2,814
Building improvements, including pro rata share of JV's	6,253	3,534	10,452	5,489
Major Renovations, including pro rata share of JV's	2,489	2,471	3,325	3,514

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended June 30, 2012 and 2011
(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Revenues:
Minimum rent	$92,725	87,000	$184,602	173,728
Percentage rent	398	151	1,558	1,058
Recoveries from tenants and other income	30,175	25,299	56,742	53,493
Management, transaction, and other fees	6,469	12,193	13,618	20,053
Total revenues	129,767	124,643	256,520	248,332
Operating Expenses:
Depreciation and amortization	33,045	31,219	65,710	65,550
Operating and maintenance	17,806	17,232	36,327	36,141
General and administrative	14,020	15,177	30,142	32,130
Real estate taxes	14,143	13,712	29,322	27,956
Other expense (income)	269	2,255	1,858	1,936
Total operating expenses	79,283	79,595	163,359	163,713
Other Expense (Income):
Interest expense, net of interest income	28,377	30,563	57,335	61,428
Gain on sale of real estate	21	—	(1,814)	—
Provision for impairment	23,508	—	23,508	—
Net investment income from deferred compensation plan	444	(143)	(1,084)	(888)
Total other expense	52,350	30,420	77,945	60,540
(Loss) income before equity in (loss) income of investments in real estate partnerships	(1,866)	14,628	15,216	24,079
Equity in income (loss) of investments in real estate partnerships	10,804	2,688	13,770	(37)
Income from continuing operations	8,939	17,316	28,986	24,042
Discontinued Operations, net:
Operating income	106	1,621	492	3,025
Gain on sale of properties	2,304	—	8,605	—
Income from discontinued operations	2,410	1,621	9,097	3,025
Net income	11,348	18,937	38,083	27,067
Noncontrolling Interests:
Preferred units	—	(931)	629	(1,862)
Exchangeable operating partnership units	(23)	(37)	(77)	(50)
Limited partners' interests in consolidated partnerships	(232)	(189)	(424)	(271)
Net (income) loss attributable to noncontrolling interests	(255)	(1,157)	128	(2,183)
Net income attributable to controlling interests	11,093	17,780	38,211	24,884
Preferred stock dividends	(5,396)	(4,919)	(19,333)	(9,838)
Net income attributable to common stockholders	$5,697	12,861	$18,878	15,046
These consolidated statements of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt
June 30, 2012 and December 31, 2011
(in thousands)

Total Debt Outstanding:	6/30/2012	12/31/2011
Mortgage loans payable:
Fixed rate secured loans	$448,037	439,880
Variable rate secured loans	12,534	12,665
Unsecured debt offering fixed rate	1,297,728	1,489,895
Unsecured credit facilities	305,000	40,000
Total	$2,063,299	1,982,440

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Fixed Interest Rate
2012	$3,883	—	—	3,883	6.8%
2013	7,595	16,333	—	23,928	7.1%
2014	7,091	28,400	150,000	185,491	5.0%
2015	5,618	46,485	505,000	557,103	5.3%
2016	5,487	14,161	150,000	169,648	6.2%
2017	4,584	86,339	400,000	490,923	5.9%
2018	3,746	57,358	—	61,104	6.2%
2019	2,704	106,000	—	108,704	7.8%
2020	2,676	43,330	150,000	196,006	6.1%
2021	2,782	—	250,000	252,782	4.8%
>10 years	8,114	6,054	—	14,168	0.2%
Unamortized debt (discount)/premium	—	1,831	(2,272)	(441)
	$54,280	406,291	1,602,728	2,063,299	5.8%

(1) Includes unsecured public debt and unsecured credit facilities.

Percentage of Total Debt:	6/30/2012	12/31/2011
Fixed	84.6%	97.3%
Variable	15.4%	2.7%
Current Average Interest Rates:(2)
Fixed	5.7%	5.8%
Variable	1.7%	1.8%
Effective Interest Rate	5.1%	5.7%

(2) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	5.4	5.0
Variable	3.7	3.2

Summary of Line of Credit, Unsecured Public Debt and Public Debt Covenants
June 30, 2012
(in thousands)

Outstanding Line of Credit and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$600 Million Line of Credit	9/7/2011	9/5/2015	LIBOR + 1.25%	$155,000
$250 Million Term Loan	11/17/2011	12/15/2016	LIBOR + 1.45%	$150,000
Unsecured Public Debt:	4/1/2004	4/15/2014	4.950%	$150,000
	7/18/2005	8/1/2015	5.250%	$350,000
	6/5/2007	6/15/2017	5.875%	$400,000
	6/2/2010	6/15/2020	6.000%	$150,000
	10/7/2010	4/15/2021	4.800%	$250,000

Unsecured Public Debt Covenants:	Required	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Fair Market Value Calculation Method Covenants (1)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	36%	35%	36%	35%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	8%	8%	8%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	2.9	2.9	3.1	2.9
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	302%	304%	298%	310%
Historical Cost Basis Covenants (1)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	42%	42%	42%	41%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	9%	10%	9%	9%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	2.9	2.9	3.1	2.9
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	253%	257%	252%	260%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Summary of Preferred Stock
June 30, 2012
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 5	6.700%	8/2/2005	8/2/2010	$75,000	$2,283
Series 6	6.625%	2/16/2012	2/16/2017	250,000	8,614
				$325,000	$10,898

Property Transactions
June 30, 2012
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner	City/State	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Regency’s Pro Rata Cap Rate	Anchor Tenant
Jan-12	Lake Grove Commons	GRI	Lake Grove, NY	141	$72,500	$29,000	5.6%	Whole Foods
Jun-12	Tysons Corner CVS	Other	Vienna, VA	13	13,800	6,900	8.3%	CVS
	Total Acquisitions			154	$86,300	$35,900	6.2%

Dispositions:
Date	Property Name	Co-investment Partner	City/State	Total GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor Tenant
Feb-12	Shoppes at Mason		Cincinnati, OH	81	$8,200	$8,200	6.8%	Kroger
Mar-12	Trophy Club		Dallas, TX	107	14,900	14,900	7.8%	Tom Thumb
Apr-12	Park Plaza	Oregon	San Pedro, CA	194	62,000	12,400	5.6%	Sprouts
Apr-12	Stanford Ranch Village	GRI	Rocklin, CA	90	18,460	7,384	6.5%	Raley's
May-12	Cooper Street		Arlington, TX	128	10,613	10,613	11.0%	Office Max, Home Depot
Jun-12	Waterside Marketplace		Houston, TX	25	7,900	7,900	8.3%	(Kroger)
	Total Dispositions			624	$122,073	$61,397	7.7%

Note: Partnership with GRI - Regency owns 40%
Partnership with Oregon - Regency owns 20%
Other partnership - Regency owns 50%
Retailers in parentheses are a shadow anchor and not part of the owned property

Developments and Redevelopments
June 30, 2012
(in thousands)

Project Name	State	CBSA	Anchor Tenants	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete (1)	Stabilized Yield	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
					(in thousands)	(in thousands)		(in thousands)		(in thousands)
Projects in Development (after 1/1/09):
East Washington Place (3)	CA	Santa Rosa-Petaluma	Target, Sprout's & Dick's	7/1/2013	$61,453	$51,866	7.4%	208	67%	347	80%
South Bay Village (4)	CA	Los Angeles-Long Beach-Santa Ana	Orchard Supply Hardware, HomeGoods	10/1/2012	29,396	10,375	7.0%	108	69%	108	69%
Kent Place	CO	Denver-Aurora	King Soopers	12/1/2012	9,134	1,823	9.0%	48	92%	48	92%
Erwin Square	NC	Durham-Chapel Hill, NC Metro	Harris Teeter	2/1/2014	14,086	6,974	9.4%	89	64%	89	64%
Market at Colonnade	NC	Raleigh-Cary	Whole Foods	3/1/2011	15,383	329	9.1%	58	94%	58	94%
Northgate Marketplace	OR	Medford	Trader Joe's, REI	10/1/2012	19,347	7,140	8.2%	81	92%	81	92%
Southpark at Cinco Ranch	TX	Houston-Sugar Land-Baytown	Kroger & Academy Sports	11/1/2012	29,087	12,384	8.7%	228	84%	228	84%
Grand Ridge Plaza	WA	Seattle-Tacoma-Bellevue,WA	Safeway & Regal Cinemas	6/1/2013	74,480	53,299	8.4%	324	46%	324	46%
Total Projects in Development (after 1/1/09)					$252,364	$144,191	8.1%	1,144	68%	1,282	72%
Projects in Development (prior to 1/1/09):
Nocatee Town Center	FL	Jacksonville	Publix	2/1/2010	$14,304	$(4,085)	6.7%	70	91%	70	91%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg- Clearwater	Target	8/1/2009	7,253	(17)	3.0%	9	70%	152	98%
Harris Crossing	NC	Raleigh-Cary	Harris Teeter	3/1/2011	8,407	(2,345)	7.0%	65	93%	65	93%
Total Projects in Development (prior to 1/1/09)					$29,963	$(6,446)	5.9%	144	91%	286	95%
Total Projects in Development		11			$282,327	$137,745	7.9%	1,288	71%	1,569	76%
Development Completions:
Centerplace of Greeley III Ph II	CO	Greeley	TJ Maxx	3/1/2012	$2,110	$177	10.0%	25	100%	25	100%
Village at Lee Airpark	MD	Baltimore-Towson	Giant	11/1/2010	24,107	788	8.2%	88	97%	88	97%
Total Development Completions		2			$26,217	$965	8.4%	113	98%	113	98%
Redevelopments:					Incremental Costs (5)	Incremental Costs to Complete	Incremental Yield	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Various Properties		3			$13,307	$2,962	9.1%	579	91%	579	91%

Notes:
New starts for the quarter are in bold.
(1) Construction in progress (CIP) balance and costs to date on Projects in Development are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs. Negative amounts due to expected outparcel proceeds.

(2) The NOI stabilized yield on costs above after allocating land basis for outparcel proceeds and additional interest and overhead capitalization is estimated to be 7.34% (Projects in Development) and 7.89% (Development Completions).

(3) Conversion of previously purchased land with incremental net development costs of $47,819 at an incremental stabilized yield of 9.5%.
(4) Conversion of previously purchased land with incremental net development costs of $12,028 at an incremental stabilized yield of 13.8%.
(5) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Projected Development Funding, Completions and Land Held
June 30, 2012
(in thousands)

In-Process Developments Projected Funding (1)
	Q3 2012E	Q4 2012E	2013+E
	$31,000 - $36,000	$25,000 - $30,000	$55,000 - $75,000

Estimated Development Completion Schedule
	Q3 2012E	Q4 2012E	2013+E
Net Dev. Costs:	$22,500 - $24,000	$42,000 - $74,000	$170,000 - $186,000

Land Held for Future Development (2)
	# of Projects	Net Development Costs To Date
	10	$61,831

(1) Net Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2) Net development costs at completion subject to change as costs based on preliminary development plans only.

Unconsolidated Investments
June 30, 2012
(in thousands)

						Regency
Co-investment Parter and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 6/30/2012	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	28	3,140	$546,783	$286,878	20.00%	$57,376	$28,599	$7,749
(JV-CCV)	Cameron Village	1	553	104,321	47,300	30.00%	14,190	16,992	363
		29	3,693	651,104	334,178
GRI
(JV-GRI)	Various	80	10,213	2,033,822	1,007,697	40.00%	403,079	302,099	4,271
Charter Hall Retail REIT
(JV-M3)	Various	4	376	61,169	44,070	24.95%	10,995	156	(12)
CalSTRS
(JV-RC)	Various	9	902	178,952	92,134	25.00%	23,034	17,806	181
Regency Retail Partners
(JV-RRP)	Various	9	1,535	327,728	207,435	20.00%	41,487	15,898	188
USAA
(JV-USA)	Various	8	809	125,262	66,917	20.01%	13,389	2,661	154
Publix
(JV-O)	Various	6	551	75,111	—	50.00%	—	36,992	915
H.E.B.
(JV-O)	Various (1)	1	137	26,212	26,244	50.00%	13,122	130	111
Individual Investors
(JV-O)	Various (1)	1	13	26,410	10,882	50.00%	5,440	3,391	(152)
		147	18,229	$3,505,770	$1,789,557		$582,112	$424,726	$13,770

(1) Includes land held for future development

Reconciliation of Equity of Regency Centers in Unconsolidated Partnerships to Regency Centers' Investment in Real Estate Partnerships:
Equity of Regency Centers in Unconsolidated Partnerships	$549,380
less: Impairment	(5,880)
less: Ownership percentage or Restricted Gain Method deferral	(40,572)
less: Net book equity in excess of purchase price	(78,202)
Regency Centers' Investment in Real Estate Partnerships	$424,726

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share
June 30, 2012 and December 31, 2011
(in thousands)

	2012	2011
Assets
Real estate, at cost	$1,310,964	1,284,113
Less: accumulated depreciation	230,190	214,599
	1,080,774	1,069,514
Properties in development	12,442	12,442
Net real estate investments	1,093,216	1,081,956
Cash and cash equivalents	11,662	11,805
Accounts receivable, net of allowance for doubtful accounts	9,703	9,072
Straight line rent receivable, net of reserves	12,226	11,609
Deferred costs, net	14,561	13,484
Acquired lease intangible assets, net	22,506	22,950
Other assets	2,406	4,596
Regency only assets(1)	4,972	5,482
Total assets	$1,171,252	1,160,954
Liabilities and Equity
Liabilities:
Notes payable	$582,112	610,430
Accounts payable and other liabilities	22,343	21,216
Tenants’ security and escrow deposits	2,963	2,788
Acquired lease intangible liabilities, net	14,454	14,099
Total liabilities	621,872	648,533
Equity:
Equity - Regency Centers	549,380	512,421
Total Liabilities and Equity	$1,171,252	1,160,954

(1) Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its co-investment partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share
For the periods ended June 30, 2012 and December 31, 2011
(in thousands)

	Three Months Ended		Year to Date
	2012	2011	2012	2011
Revenues:
Minimum rent	$24,532	24,108	$49,061	49,348
Percentage rent	377	418	670	651
Recoveries from tenants	6,618	7,187	13,702	15,079
Termination fees	107	40	329	77
Other income	1,067	441	1,296	800
Total revenues	32,701	32,194	65,058	65,955

Operating expense (income):
Operating and maintenance	4,511	4,674	9,272	10,627
Real estate taxes	3,966	3,789	7,960	8,334
Provision for doubtful accounts	227	555	377	967
Other expense (income)	69	49	77	33
Total operating expenses	8,773	9,067	17,686	19,961

Net operating income	23,928	23,127	47,372	45,994

Other expense (income):
General and administrative	632	387	1,286	860
Depreciation and amortization expense	10,793	10,899	21,908	22,248
Interest expense, net	8,547	8,771	17,276	18,186
Gain on sale of real estate	(6,852)	(209)	(6,852)	(228)
Loss on extinguishment of debt	4	—	4	—
Loss on hedge ineffectiveness	15	—	11	—
Other expense (income)	—	603	—	408
Total other expense	13,139	20,451	33,633	41,474

Net income before Regency only expense (income)	10,789	2,676	13,739	4,520

Regency only expense (income):
Accretion of excess investment	(53)	(52)	(106)	(103)
Depreciation of capitalized costs	38	40	75	80
Provision for impairment on investment in real estate partnerships	—	—	—	4,580
Total Regency only expense (income)	(15)	(12)	(31)	4,557
Net income (loss)	$10,804	2,688	$13,770	(37)
Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, the impact of its co-investment partnership activities on the operations of the Company which include such management believes that providing such information is useful to investors in assessing items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt
June 30, 2012 and December 31, 2011
(in thousands)

Total Debt Outstanding:	6/30/2012	12/31/2011
Mortgage loans payable:
Fixed rate secured loans	$1,778,674	1,853,982
Variable rate secured loans	10,883	—
Unsecured line of credit variable rate	—	20,798
Total	$1,789,557	1,874,780

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Total	Weighted Average Fixed Interest Rate
2012	$8,405	5,601	14,006	6.0%
2013	19,409	24,373	43,782	5.0%
2014	21,399	77,369	98,768	5.7%
2015	21,742	130,796	152,538	5.6%
2016	19,014	329,757	348,771	5.9%
2017	18,393	201,252	219,645	6.0%
2018	18,917	87,341	106,258	6.0%
2019	18,690	65,939	84,629	7.4%
2020	15,427	242,632	258,059	5.7%
2021	10,375	151,432	161,807	4.9%
>10 Years	13,624	286,347	299,971	4.7%
Net unamortized debt premium / (discount)	—	1,323	1,323
	$185,395	1,604,162	1,789,557	5.6%

Percentage of Total Debt:	6/30/2012	12/31/2011
Fixed	99.4%	98.9%
Variable	0.6%	1.1%
Current Average Interest Rates: (1)
Fixed	5.6%	5.6%
Variable	4.0%	3.1%
Effective Interest Rate	5.6%	5.6%

(1) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	6.5	4.6
Variable	5.0	0.5

Leasing Statistics - Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2012

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA ('000s)	Rent Growth
2nd Quarter 2012	426	1,049	$18.98	(0.1)%	4.9	$1.53	356	932	2.1%
1st Quarter 2012	333	782	19.45	0.5%	5.0	1.32	280	689	2.9%
4th Quarter 2011	391	879	19.98	(0.6)%	5.0	1.40	319	776	1.6%
3rd Quarter 2011	403	1,218	17.45	(1.6)%	4.9	1.24	339	1,104	0.5%
Total - 12 months	1,553	3,928	$18.82	(0.5)%	4.9	$1.37	1,294	3,500	1.7%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (000s)	Rent Growth
2nd Quarter 2012	134	217	$21.59	(6.9)%	6.5	$5.26	64	100	1.1%
1st Quarter 2012	89	189	19.05	(5.2)%	6.8	4.41	36	97	6.0%
4th Quarter 2011	131	203	22.84	(4.6)%	5.7	5.25	59	99	5.4%
3rd Quarter 2011	130	225	23.48	(10.5)%	6.7	5.92	66	110	(6.1)%
Total - 12 months	484	833	$21.83	(7.1)%	6.4	$5.24	225	406	0.7%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (000s)	Rent Growth
2nd Quarter 2012	292	832	$18.30	2.2%	4.4	$0.56	292	832	2.2%
1st Quarter 2012	244	592	19.58	2.4%	4.4	0.33	244	592	2.4%
4th Quarter 2011	260	676	19.12	0.9%	4.9	0.24	260	676	0.9%
3rd Quarter 2011	273	994	16.08	1.8%	4.5	0.18	273	994	1.8%
Total - 12 months	1,069	3,095	$18.01	1.8%	4.5	$0.32	1,069	3,095	1.8%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
2nd Quarter 2012	542	1,591	$18.81	7.1	$2.24
1st Quarter 2012	405	1,168	17.90	8.1	1.30
4th Quarter 2011	480	1,188	19.62	6.0	2.53
3rd Quarter 2011	478	1,508	17.50	5.9	1.55
Total - 12 months	1905	5,454	$18.43	6.7	$1.91
Notes:
Rent growth is on a same space and cash basis
All amounts reported at execution

Average Base Rent by State - Wholly Owned and 100% of Co-investment Partnerships
June 30, 2012
(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased (1)	Annualized Base Rent (2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	144	0.5%	77.8%	$1,527	0.3%	$13.64
Arizona	4	410	1.4%	86.7%	4,875	1.1%	14.36
California	70	6,732	22.3%	93.8%	131,181	29.4%	21.90
Colorado	20	1,495	5.0%	93.9%	17,610	4.0%	13.39
Connecticut	1	72	0.2%	99.8%	1,731	0.4%	24.12
Delaware	4	334	1.1%	90.9%	4,455	1.0%	15.04
District of Columbia	2	12	—%	100.0%	734	0.2%	63.80
Florida	56	4,825	16.0%	91.9%	56,015	12.6%	13.15
Georgia	17	1,318	4.4%	93.9%	19,286	4.3%	16.58
Illinois	15	1,308	4.3%	96.4%	16,544	3.7%	13.45
Indiana	5	110	0.4%	87.7%	1,723	0.4%	18.36
Kentucky	1	23	0.1%	93.9%	377	0.1%	17.31
Maryland	16	720	2.4%	94.3%	12,367	2.8%	19.33
Massachusetts	3	390	1.3%	95.5%	6,619	1.5%	18.72
Michigan	2	118	0.4%	41.6%	460	0.1%	20.52
Minnesota	5	207	0.7%	98.0%	2,683	0.6%	13.27
Missouri	4	408	1.4%	99.0%	4,155	0.9%	10.28
Nevada	1	331	1.1%	90.3%	3,502	0.8%	13.32
New Jersey	2	63	0.2%	94.7%	1,010	0.2%	17.03
New York	1	57	0.2%	100.0%	1,678	0.4%	29.68
North Carolina	17	1,259	4.2%	93.5%	15,557	3.5%	14.33
Ohio	13	1,617	5.4%	96.4%	17,552	3.9%	11.42
Oregon	9	778	2.6%	90.2%	10,497	2.4%	17.93
Pennsylvania	11	652	2.2%	96.4%	12,249	2.7%	19.72
South Carolina	6	176	0.6%	96.9%	2,303	0.5%	13.59
Tennessee	6	479	1.6%	94.7%	6,118	1.4%	13.63
Texas	29	3,286	10.9%	94.2%	50,871	11.4%	18.01
Virginia	29	1,888	6.3%	94.9%	30,240	6.8%	17.34
Washington	11	850	2.8%	76.3%	11,076	2.5%	21.31
Wisconsin	2	108	0.4%	93.1%	777	0.2%	7.76
Total All Properties	364	30,171	100.0%	93.1%	$445,774	100.0%	$16.80

(1) Includes leases that are executed but not yet rent paying.
(2) Does not include ground leases.

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2008	85	85	86.2%		—	54	Publix	$14.77
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118	59	65.7%		—	44	Publix	$11.53
			AL			203	144	77.8%	77.8%	—	99
Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113	113	86.6%		—	55	Safeway	$14.77
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	108	22	80.7%		—	55	Safeway	$13.15
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239	239	94.2%		—	—	Golf & Tennis Pro Shop, Inc.	$13.98
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	36	36	41.0%		—	—	-	$19.22
			AZ			496	410	86.7%	86.7%	—	111
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240	240	93.7%		—	68	Ralphs, Jimbo's...Naturally!	$27.65
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	2000	89	89	97.8%		143	58	Albertsons, (Target)	$26.33
Applegate Ranch Shopping Center			CA	Merced	2006	144	144	83.2%		320	179	(Super Target), (Home Depot)	$15.01
Auburn Village	JV-GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	1990	134	54	87.2%		—	46	Bel Air Market	$19.13
Bayhill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1990	122	49	98.7%		—	32	Mollie Stone's Market	$21.21
Blossom Valley	JV-USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	1990	93	19	98.4%		—	34	Safeway	$24.31
Brea Marketplace	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1987	352	141	99.6%		—	25	Sprout's Markets, Target	$15.98
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2004	260	260	95.6%		—	14	Fresh & Easy, Orchard Supply Hardware	$19.50
Clovis Commons			CA	Fresno	2004	175	175	99.3%		146	146	(Super Target)	$20.62
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167	42	97.7%		—	66	Safeway, Orchard Supply & Hardware	$15.86
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1988	179	179	95.7%		—	40	Bristol Farms	$34.15
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63	63	90.6%		53	53	(Safeway)	$35.19
East Washington Place			CA	Santa Rosa-Petaluma	2011	208	208	66.6%		138	—	(Target), Dick's Sporting Goods, TJ Maxx	NA

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1995	136	136	92.7%		—	36	Von's Food & Drug	$23.02
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	2000	256	256	99.6%		67	78	(Lucky's), Trader Joe's	$25.67
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	91	91	92.2%		—	42	Von's Food & Drug	$15.85
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102	102	95.8%		—	23	Safeway	$20.88
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	233	47	82.3%		124	44	Stater Bros., (Target)	$17.38
Falcon Ridge Town Center Phase II	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2005	67	13	100.0%		—	—	24 Hour Fitness	$27.69
Five Points Shopping Center	JV-GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	1960	145	58	96.4%		—	35	Albertsons	$24.39
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	1999	90	90	94.5%		—	55	Safeway	$18.92
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2004	99	99	95.3%		—	44	Stater Bros.	$23.72
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1989	147	147	92.7%		—	55	Ralphs	$29.59
Gateway 101			CA	San Francisco-Oakland-Fremont	2008	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	85	85	94.7%		—	38	Gelson's Markets	$17.25
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	242	242	92.5%		—	—	Lowe's	$6.03
Granada Village	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1965	226	90	95.0%		—	24	Sprout's Markets	$19.40
Hasley Canyon Village	JV-USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	2003	66	13	100.0%		—	52	Ralphs	$22.35
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	230	230	96.1%		—	44	Ralphs	$29.01
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	2010	180	180	84.1%		236	94	(Home Depot), (WinCo), Toys R Us	$15.59
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	38	38	81.4%		—	14	Fresh & Easy	$17.67

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Laguna Niguel Plaza	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1985	42	17	97.9%		39	39	(Albertsons)	$25.01
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113	113	97.4%		53	53	(Safeway)	$17.17
Marina Shores	JV-C2	20%	CA	Los Angeles-Long Beach-Santa Ana	2001	68	14	100.0%		—	26	Whole Foods	$31.97
Mariposa Shopping Center	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1957	127	51	100.0%		—	43	Safeway	$18.42
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91	91	97.4%		—	43	Stater Bros.	$20.97
Navajo Shopping Center	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1964	102	41	95.5%		—	44	Albertsons	$12.97
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149	149	94.9%		—	58	Albertsons	$19.80
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83	83	99.3%		—	44	Albertsons	$15.19
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	1998	104	104	89.0%		—	40	Safeway	$18.01
Paseo Del Sol			CA	Santa Barbara-Santa Maria-Goleta	2004	30	30	100.0%		—	30	Whole Foods	$55.66
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	95	95	92.9%		—	37	Von's Food & Drug	$21.74
Pleasant Hill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1970	228	91	100.0%		—	—	Target, Toys "R" Us	$22.51
Point Loma Plaza	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1987	212	85	94.4%		—	50	Von's Food & Drug	$17.90
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	166	166	100.0%		—	10	Trader Joe's	$29.36
Raley's Supermarket	JV-C2	20%	CA	Sacramento--Arden-Arcade--Roseville	1964	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1981	153	61	91.8%		—	40	Von's Food & Drug	$19.66
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	68	68	83.5%		—	45	Stater Bros.	$17.49
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	52	52	100.0%		—	37	Superior Super Warehouse	$18.51

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1982	50	50	100.0%		38	38	(Safeway)	$30.47
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	97	19	96.4%		—	48	Von's Food & Drug	$22.57
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103	103	100.0%		62	62	(Safeway)	$29.42
Silverado Plaza	JV-GRI	40%	CA	Napa	1974	85	34	100.0%		—	32	Nob Hill	$15.61
Snell & Branham Plaza	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1988	92	37	100.0%		—	53	Safeway	$15.27
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	2012	108	108	69.3%		—	—	Orchard Supply Hardware	NA
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	79	79	96.7%		—	34	Safeway	$18.78
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146	146	97.2%		—	56	Safeway	$21.30
Twin Oaks Shopping Center	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1978	98	39	100.0%		—	41	Ralphs	$16.19
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198	198	98.1%		—	45	Albertsons, Target	$17.89
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	173	173	100.0%		—	35	Whole Foods, Kohl's	$23.02
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76	76	92.8%		—	43	Von's Food & Drug	$19.27
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	27	27	70.4%		—	—	-	$25.53
Vista Village Phase I	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	129	26	96.7%		165	—	Krikorian Theaters, (Lowe's)	$25.23
Vista Village Phase II	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	55	11	45.5%		—	25	Frazier Farms	$17.28
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11	11	100.0%		—	—	—	$32.79
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	86	86	98.4%		—	25	Safeway	$17.59
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	191	191	88.9%		—	72	Von's Food & Drug and Sprouts	$14.59
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2003	92	92	100.0%		—	51	Albertsons	$25.68

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	108	108	99.1%		—	78	El Super	$13.40
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	81	81	95.9%		113	—	(Target)	$20.83
Ygnacio Plaza	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1968	110	44	100.0%		—	17	Fresh & Easy	$33.24
			CA			8,890	6,732	93.8%	95.1%	1,908	2,891
Applewood Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1956	370	148	94.0%		—	71	King Soopers, Wal-Mart	$9.67
Arapahoe Village	JV-GRI	40%	CO	Boulder	1957	159	64	90.1%		—	44	Safeway	$15.95
Belleview Square			CO	Denver-Aurora	1978	117	117	100.0%		—	65	King Soopers	$15.98
Boulevard Center			CO	Denver-Aurora	1986	80	80	95.9%		53	53	(Safeway)	$21.77
Buckley Square			CO	Denver-Aurora	1978	116	116	97.7%		—	62	King Soopers	$9.10
Centerplace of Greeley III Phase I			CO	Greeley	2007	119	119	88.8%		—	—	Sports Authority	$13.42
Cherrywood Square	JV-GRI	40%	CO	Denver-Aurora	1978	86	34	91.6%		—	52	King Soopers	$10.63
Crossroads Commons	JV-C	20%	CO	Boulder	1986	143	29	100.0%		—	66	Whole Foods	$24.86
Falcon Marketplace			CO	Colorado Springs	2005	22	22	78.7%		184	50	(Wal-Mart Supercenter)	$21.14
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100	25	93.8%		—	66	King Soopers	$8.56
Kent Place			CO	Denver-Aurora	2011	48	48	92.1%		—	30	King Soopers	NA
Littleton Square			CO	Denver-Aurora	1997	94	94	78.2%		—	50	King Soopers	$12.21
Lloyd King Center			CO	Denver-Aurora	1998	83	83	96.9%		—	61	King Soopers	$11.10
Marketplace at Briargate			CO	Colorado Springs	2006	29	29	100.0%		66	66	(King Soopers)	$26.78
Monument Jackson Creek			CO	Colorado Springs	1999	85	85	100.0%		—	70	King Soopers	$10.89
Ralston Square Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1977	83	33	95.1%		—	55	King Soopers	$9.03
Shops at Quail Creek			CO	Denver-Aurora	2008	38	38	87.1%		100	100	(King Soopers)	$24.51
South Lowry Square			CO	Denver-Aurora	1993	120	120	94.7%		—	63	Safeway	$11.90
Stroh Ranch			CO	Denver-Aurora	1998	93	93	97.0%		—	70	King Soopers	$12.08
Woodmen Plaza			CO	Colorado Springs	1998	116	116	96.4%		—	70	King Soopers	$12.24
			CO			2,103	1,495	93.9%	94.0%	403	1,162
Corbin's Corner	JV-GRI	40%	CT	Hartford-West Hartford-East Hartford	1962	180	72	99.8%		—	10	Trader Joe's	$24.12
			CT			180	72	99.8%	99.8%	—	10
Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	23	6	100.0%		—	12	Trader Joe's	$38.59
Spring Valley Shopping Center	JV-GRI	40%	DC	Washington-Arlington-Alexandria	1930	17	7	100.0%		—	—	-	$81.68

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
			DC			40	12	100.0%	100.0%	—	12
First State Plaza	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1988	161	64	85.4%		—	57	Shop Rite	$14.79
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	232	232	91.4%		—	49	Acme Markets, K-Mart	$13.43
Shoppes of Graylyn	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1971	67	27	96.1%		—	—	-	$20.96
White Oak - Dover, DE			DE	Dover	2000	11	11	100.0%		—	—	-	$32.73
			DE			470	334	90.9%	90.9%	—	106
Anastasia Plaza			FL	Jacksonville	1988	102	102	97.0%		—	49	Publix	$11.56
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	103	103	81.7%		—	36	Publix	$17.12
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	142	142	91.1%		—	42	Publix	$11.49
Berkshire Commons			FL	Naples-Marco Island	1992	110	110	99.0%		—	66	Publix	$13.41
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1987	268	268	96.3%		—	40	Publix, Wal-Mart, Bealls	$8.85
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	112	112	79.1%		—	46	Publix	$18.37
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	11	11	100.0%		98	—	(Kohl's)	$33.70
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90	45	84.0%		—	54	Publix	$17.75
Carriage Gate			FL	Tallahassee	1978	77	77	86.8%		—	—	-	$13.66
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	157	157	92.5%		—	54	Publix	$18.31
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82	82	100.0%		—	51	Publix	$13.07
Courtyard Shopping Center			FL	Jacksonville	1987	137	137	100.0%		63	63	(Publix), Target	$3.33
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	163	163	89.8%		—	42	Publix	$13.09
East Towne Center			FL	Orlando	2003	70	70	90.0%		—	45	Publix	$12.53
First Street Village			FL	Cape Coral-Fort Myers	2006	55	55	90.9%		—	39	Publix	$16.10

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	45	11	99.4%		—	28	Publix	$12.69
Fleming Island			FL	Jacksonville	2000	137	137	74.8%		130	48	Publix, (Target)	$21.25
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90	90	100.0%		—	42	Publix	$15.03
Grande Oak			FL	Cape Coral-Fort Myers	2000	79	79	92.9%		—	54	Publix	$14.10
Hibernia Pavilion			FL	Jacksonville	2006	51	51	97.4%		—	39	Publix	$17.01
Hibernia Plaza			FL	Jacksonville	2006	8	8	16.7%		—	—	-	$13.23
Horton's Corner			FL	Jacksonville	2007	15	15	100.0%		—	—	-	$25.71
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58	12	97.6%		—	48	Publix	$10.01
John's Creek Center	JV-C2	20%	FL	Jacksonville	2004	75	15	80.5%		—	45	Publix	$12.13
Julington Village	JV-C	20%	FL	Jacksonville	1999	82	16	100.0%		—	51	Publix	$14.28
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	1999	75	75	95.5%		—	51	Publix	$12.08
Lynnhaven	JV-O	50%	FL	Panama City-Lynn Haven	2001	64	32	100.0%		—	44	Publix	$12.09
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	1983	90	90	76.5%		—	—	LA Fitness	$18.16
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	113	113	88.1%		—	—	-	$15.94
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	49	49	81.8%		—	—	-	$17.55
Millhopper Shopping Center			FL	Gainesville	1974	80	80	100.0%		—	46	Publix	$14.30
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125	125	78.5%		—	51	Publix	$13.75
Newberry Square			FL	Gainesville	1986	181	181	93.9%		—	40	Publix, K-Mart	$7.87
Nocatee Town Center			FL	Jacksonville	2007	70	70	91.2%		—	54	Publix	$13.95
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75	75	95.8%		—	48	Publix	$12.50
Oakleaf Commons			FL	Jacksonville	2006	74	74	82.9%		—	46	Publix	$13.50
Ocala Corners			FL	Tallahassee	2000	87	87	98.6%		—	61	Publix	$13.13
Old St Augustine Plaza			FL	Jacksonville	1990	232	232	94.3%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.69

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Pebblebrook Plaza	JV-O	50%	FL	Naples-Marco Island	2000	77	38	100.0%		—	61	Publix	$13.11
Pine Tree Plaza			FL	Jacksonville	1999	63	63	98.4%		—	38	Publix	$12.79
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	78	16	84.5%		—	45	Publix	$14.95
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1986	350	350	91.2%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$14.71
Seminole Shoppes			FL	Jacksonville	2009	73	73	96.4%		—	54	Publix	$18.86
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	1990	108	108	98.7%		—	46	Winn-Dixie	$13.94
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	105	53	93.5%		97	45	Publix, (Kohl's)	$17.17
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	15	7	80.8%		—	—	-	$17.59
Shops at John's Creek			FL	Jacksonville	2004	15	15	91.6%		—	—	-	$14.89
Starke			FL	None	2000	13	13	100.0%		—	—	-	$24.65
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108	108	94.8%		—	—	Kohl's	$4.48
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	9	9	70.4%		143	—	(Target)	$18.48
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	65	65	100.0%		—	56	Publix	$12.44
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44	44	95.7%		—	—	-	$25.53
Village Center			FL	Tampa-St. Petersburg-Clearwater	1993	181	181	91.1%		—	36	Publix	$13.05
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	63	16	84.7%		—	44	Publix	$10.79
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1982	110	110	86.0%		—	47	Publix	$10.54
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107	107	98.5%		—	45	Publix	$19.13
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	79	79	100.0%		—	51	Publix	$14.04
Willa Springs	JV-USAA	20%	FL	Orlando	2000	90	18	100.0%		—	44	Publix	$16.68
			FL			5,388	4,825	91.9%	92.0%	597	2,089
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53	53	98.1%		—	—	-	$18.11

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39	39	100.0%		—	—	-	$17.14
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	190	190	94.2%		—	43	Publix	$14.67
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48	48	97.5%		—	—	-	$15.47
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1979	71	71	100.0%		—	41	Kroger	$13.45
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	1990	80	80	95.7%		—	18	Aldi	$13.73
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	101	101	76.0%		—	45	Publix	$14.01
Dunwoody Hall	JV-USAA	20%	GA	Atlanta-Sandy Springs-Marietta	1986	89	18	96.5%		—	44	Publix	$15.16
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120	120	87.7%		—	18	Fresh Market	$17.13
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	1984	92	92	86.3%		—	31	Publix	$15.70
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81	16	90.8%		—	51	Publix	$11.63
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137	137	98.5%		—	—	-	$19.16
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	73	15	96.3%		—	48	Publix	$11.58
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	62	62	100.0%		—	—	-	$33.64
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	98	98	98.0%		—	—	-	$23.14
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	79	79	100.0%		—	48	Publix	$10.94
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	99	99	93.8%		—	63	Kroger	$11.49
			GA			1,513	1,318	93.9%	93.9%	—	452
Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135	27	99.1%		—	72	Dominick's	$14.47
Brentwood Commons	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1962	126	50	99.1%		—	65	Dominick's	$10.85
Civic Center Plaza	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1989	265	106	98.4%		—	87	Super H Mart, Home Depot	$10.64
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	115	115	88.2%		—	65	Jewel / OSCO	$11.42
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123	25	98.8%		—	72	Dominick's	$14.16

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	1967	63	63	100.0%		—	12	Trader Joe's	$21.59
Hinsdale			IL	Chicago-Naperville-Joliet	1986	179	179	96.2%		—	70	Dominick's	$11.89
McHenry Commons Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1988	99	40	89.8%		—	—	Hobby Lobby	$6.94
Riverside Sq & River's Edge	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1986	169	68	96.5%		—	74	Dominick's	$14.57
Roscoe Square	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1981	140	56	94.8%		—	51	Mariano's	$14.96
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	88	18	98.3%		—	66	Dominick's	$14.83
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86	17	100.0%		—	—	-	$13.45
Stonebrook Plaza Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1984	96	38	100.0%		—	63	Dominick's	$11.59
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	124	124	92.4%		—	51	Dominick's	$11.25
Willow Festival			IL	Chicago-Naperville-Joliet	2007	383	383	98.6%		—	60	Whole Foods, Lowe's	$15.32
			IL			2,191	1,308	96.4%	96.4%	—	809
Airport Crossing			IN	Chicago-Naperville-Joliet	2006	12	12	88.6%		90	—	(Kohl's)	$16.52
Augusta Center			IN	Chicago-Naperville-Joliet	2006	15	15	100.0%		214	—	(Menards)	$22.57
Greenwood Springs			IN	Indianapolis	2004	28	28	70.1%		266	50	(Gander Mountain), (Wal-Mart Supercenter)	$14.49
Willow Lake Shopping Center	JV-GRI	40%	IN	Indianapolis	1987	86	34	92.4%		64	64	(Kroger)	$16.27
Willow Lake West Shopping Center	JV-GRI	40%	IN	Indianapolis	2001	53	21	94.3%		—	10	Trader Joe's	$23.17
			IN			193	110	87.7%	87.7%	634	124
Walton Towne Center			KY	Cincinnati-Middletown	2007	23	23	93.9%		116	116	(Kroger)	$17.31
			KY			23	23	93.9%	93.9%	116	116
Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	90	90	98.2%		—	11	Trader Joe's	$25.50
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	149	30	95.4%		—	60	Stop & Shop, Burlington Coat Factory	$14.97
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	270	270	94.6%		—	63	Shaw's, Marshall's	$16.66
			MA			509	390	95.5%	95.5%	—	133

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Bowie Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1966	103	41	94.8%		—	—	-	$21.13
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206	41	96.3%		49	43	Giant Food, Sears, (Toys "R" Us)	$8.55
Cloppers Mill Village	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1995	137	55	89.0%		—	70	Shoppers Food Warehouse	$17.90
Elkridge Corners	JV-GRI	40%	MD	Baltimore-Towson	1990	74	29	100.0%		—	40	Green Valley Markets	$13.59
Festival at Woodholme	JV-GRI	40%	MD	Baltimore-Towson	1986	81	32	91.3%		—	10	Trader Joe's	$35.53
Firstfield Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1978	22	9	100.0%		—	—	-	$37.78
Goshen Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1987	43	17	84.1%		—	—	-	$19.99
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118	30	97.2%		—	54	Safeway	$24.74
Mitchellville Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1991	152	61	90.0%		—	45	Food Lion	$20.64
Parkville Shopping Center	JV-GRI	40%	MD	Baltimore-Towson	1961	162	65	92.6%		—	41	Giant Food	$11.97
Southside Marketplace	JV-GRI	40%	MD	Baltimore-Towson	1990	125	50	95.1%		—	44	Shoppers Food Warehouse	$16.39
Takoma Park	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1960	106	43	91.0%		—	64	Shoppers Food Warehouse	$10.77
Valley Centre	JV-GRI	40%	MD	Baltimore-Towson	1987	216	86	97.1%		—	—	-	$14.79
Village at Lee Airpark			MD	Baltimore-Towson	2005	88	88	97.2%		75	63	Giant Food, (Sunrise)	$29.86
Watkins Park Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1985	113	45	96.1%		—	43	Safeway	$18.79
Woodmoor Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1954	69	28	97.3%		—	—	-	$25.10
			MD			1,815	720	94.3%	94.3%	124	517
Fenton Marketplace			MI	Flint	1999	97	97	34.7%		—	—	-	$16.51
State Street Crossing			MI	Ann Arbor	2006	21	21	73.3%		147	—	(Wal-Mart)	$23.63
			MI			118	118	41.6%	41.6%	147	—
Brentwood Plaza			MO	St. Louis	2002	60	60	96.5%		—	52	Schnucks	$9.77
Bridgeton			MO	St. Louis	2005	71	71	97.3%		130	63	Schnucks, (Home Depot)	$11.81

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Dardenne Crossing			MO	St. Louis	1996	67	67	100.0%		—	63	Schnucks	$10.86
Kirkwood Commons			MO	St. Louis	2000	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO			408	408	99.0%	99.0%	388	179
Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	185	46	100.0%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$11.31
Calhoun Commons	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1999	66	17	100.0%		—	50	Whole Foods	$21.94
Colonial Square	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1959	93	37	100.0%		—	44	Lund's	$17.14
Rockford Road Plaza	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1991	205	82	96.5%		—	66	Rainbow Foods	$11.24
Rockridge Center	JV-C2	20%	MN	Minneapolis-St. Paul-Bloomington	2006	125	25	94.6%		—	89	Cub Foods	$11.87
			MN			675	207	98.0%	98.0%	87	311
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	553	166	98.5%		—	87	Harris Teeter, Fresh Market	$17.10
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	133	133	99.1%		—	14	Fresh Market	$16.03
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66	13	100.0%		—	42	Harris Teeter	$15.27
Colonnade Center			NC	Raleigh-Cary	2009	58	58	93.7%		—	40	Whole Foods	$26.06
Erwin Square			NC	Durham	2012	89	89	—%		—	53	Harris Teeter	$19.74
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	125	31	96.3%		—	46	Kroger	$9.64
Garner Towne Square			NC	Raleigh-Cary	1998	184	184	90.0%		273	58	Kroger, (Home Depot), (Target)	$11.55
Glenwood Village			NC	Raleigh-Cary	1983	43	43	100.0%		—	28	Harris Teeter	$12.53
Harris Crossing			NC	Raleigh-Cary	2007	65	65	92.9%		—	53	Harris Teeter	$8.70
Lake Pine Plaza			NC	Raleigh-Cary	1997	88	88	93.6%		—	58	Kroger	$11.43
Maynard Crossing	JV-USAA	20%	NC	Raleigh-Cary	1997	123	25	89.7%		—	56	Kroger	$14.13
Providence Commons	JV-RC	25%	NC	Charlotte-Gastonia-Concord	1994	77	19	100.0%		—	50	Harris Teeter	$16.69
Middle Creek Commons			NC	Raleigh-Cary	2006	74	74	100.0%		—	49	Lowes Foods	$14.42
Shoppes of Kildaire	JV-GRI	40%	NC	Raleigh-Cary	1986	145	58	97.2%		—	19	Trader Joe's	$15.61
Southpoint Crossing			NC	Durham	1998	103	103	95.9%		—	59	Kroger	$14.86
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101	20	96.8%		—	24	Fresh Market	$15.57
Woodcroft Shopping Center			NC	Durham	1984	90	90	95.4%		—	41	Food Lion	$11.68
			NC			2,116	1,259	93.5%	96.0%	273	776

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Plaza Square	JV-GRI	40%	NJ	New York-Northern New Jersey-Long Island	1990	104	42	98.3%		—	60	Shop Rite	$21.85
Haddon Commons	JV-GRI	40%	NJ	Philadelphia-Camden-Wilmington	1985	53	21	87.7%		—	34	Acme Markets	$6.35
			NJ			157	63	94.7%	94.7%	—	94
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	331	331	90.3%		132	—	(Target), Home Depot, Toys "R" Us	$13.32
			NV			331	331	90.3%	90.3%	132	—
Lake Grove Commons		40%	NY	New York-Northern New Jersey-Long Island	2008	141	57	100.0%			48	Whole Foods, LA Fitness	$29.68
			NY			141	57	100.0%	100.0%	—	48
Beckett Commons			OH	Cincinnati-Middletown	1995	121	121	95.7%		—	71	Kroger	$11.10
Cherry Grove			OH	Cincinnati-Middletown	1997	196	196	98.0%		—	66	Kroger	$10.22
East Pointe			OH	Columbus	1993	87	87	96.8%		—	59	Kroger	$10.29
Hyde Park			OH	Cincinnati-Middletown	1995	397	397	96.9%		—	169	Kroger, Biggs	$14.29
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	141	28	100.0%		203	—	Kohl's, (Wal-Mart Supercenter)	$4.88
Kroger New Albany Center			OH	Columbus	1999	93	93	94.1%		—	65	Kroger	$11.23
Maxtown Road (Northgate)			OH	Columbus	1996	85	85	100.0%		90	62	Kroger, (Home Depot)	$10.34
Red Bank Village			OH	Cincinnati-Middletown	2006	164	164	98.0%		—	—	Wal-Mart	$5.79
Regency Commons			OH	Cincinnati-Middletown	2004	31	31	86.2%		—	—	-	$23.95
Sycamore Crossing & Sycamore Plaza	JV-RRP	20%	OH	Cincinnati-Middletown	1966	391	78	90.4%		—	26	Fresh Market, Macy's Furniture Gallery, Toys 'R Us, Dick's Sporting Goods	$17.19
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	108	108	92.6%		367	—	(Kohl's), (Lowe's), (Target)	$14.01
Westchester Plaza			OH	Cincinnati-Middletown	1988	88	88	95.4%		—	67	Kroger	$9.59
Windmiller Plaza Phase I			OH	Columbus	1997	140	140	98.5%		—	101	Kroger	$8.60
			OH			2,042	1,617	96.4%	96.4%	660	686
Corvallis Market Center			OR	Corvallis	2006	85	85	100.0%		—	12	Trader Joe's	$18.69

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Greenway Town Center	JV-GRI	40%	OR	Portland-Vancouver-Beaverton	1979	93	37	94.8%		—	38	Lamb's Thriftway	$12.25
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	149	149	78.6%		—	41	Safeway	$16.04
Northgate Marketplace			OR	Medford	2011	81	81	91.8%		—	13	Trader Joe's	NA
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	88	88	90.1%		—	55	Safeway	$10.17
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124	124	94.6%		—	50	Albertsons	$17.34
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	54	54	68.6%		—	—	-	$24.96
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71	71	100.0%		—	57	Whole Foods	$24.90
Walker Center			OR	Portland-Vancouver-Beaverton	1987	90	90	95.8%		—	—	Bed Bath and Beyond	$24.04
			OR			834	778	90.2%	90.0%	—	265
Allen Street Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1958	46	18	100.0%		—	22	Ahart Market	$13.36
City Avenue Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1960	159	64	92.8%		—	—	-	$16.71
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	214	214	98.4%		—	11	Trader Joe's	$24.59
Hershey			PA	Harrisburg-Carlisle	2000	6	6	100.0%		—	—	-	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	15	15	100.0%		—	—	-	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	87	87	98.2%		133	—	(Target), Sports Authority	$22.28
Mercer Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1988	91	37	96.7%		—	51	Genuardi's	$19.92
Newtown Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1970	147	59	91.0%		—	56	Acme Markets	$14.86
Silver Spring Square	JV-RRP	20%	PA	Harrisburg-Carlisle	2005	314	63	98.0%		139	126	Wegmans, (Target)	$15.05

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Stefko Boulevard Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1976	134	54	88.3%		—	73	Valley Farm Market	$7.31
Warwick Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1999	90	36	100.0%		—	51	Genuardi's	$18.83
			PA			1,304	652	96.4%	96.4%	272	390
Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	60	60	97.6%		—	46	Publix	$14.22
Merchants Village	JV-GRI	40%	SC	Charleston-North Charleston	1997	80	32	97.0%		—	38	Publix	$13.99
Murray Landing	JV-M3	25%	SC	Columbia	2003	64	16	100.0%		—	45	Publix	$12.66
Orangeburg			SC	Charleston-North Charleston	2006	15	15	100.0%		—	—	-	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82	41	93.9%		—	66	Publix	$9.61
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	60	12	94.7%		—	47	Bi-Lo	$11.80
			SC			361	176	96.9%	96.9%	—	241
Dickson Tn			TN	Nashville-Davidson--Murfreesboro	1998	11	11	100.0%		—	—	-	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	1998	70	70	97.7%		—	55	Publix	$13.74
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	2006	64	64	94.0%		—	46	Publix	$12.10
Nashboro Village			TN	Nashville-Davidson--Murfreesboro	1998	87	87	96.8%		—	61	Kroger	$10.82
Northlake Village			TN	Nashville-Davidson--Murfreesboro	1988	138	138	87.6%		—	75	Kroger	$11.64
Peartree Village			TN	Nashville-Davidson--Murfreesboro	1997	110	110	100.0%		—	61	Harris Teeter	$18.01
			TN			479	479	94.7%	94.7%	—	297
Alden Bridge	JV-USAA	20%	TX	Houston-Baytown-Sugar Land	1998	139	28	100.0%		—	68	Kroger	$17.66
Bethany Park Place	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	99	20	98.0%		—	83	Kroger	$11.21
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	1994	138	138	95.6%		—	63	Kroger	$16.17

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Hancock			TX	Austin-Round Rock	1998	410	410	97.9%		—	90	H.E.B., Sears	$13.17
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28	28	77.6%		81	81	(Kroger)	$20.97
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	15	15	100.0%		—	—	-	$39.69
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	137	68	100.0%		—	79	H.E.B.	$19.24
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	115	115	92.9%		—	64	Tom Thumb	$14.45
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	149	37	90.3%		—	81	H.E.B.	$15.67
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56	56	96.2%		63	63	(Albertsons), (Wal-Mart)	$22.46
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96	96	100.0%		—	64	Tom Thumb	$19.32
Market at Round Rock			TX	Austin-Round Rock	1987	123	123	82.9%		—	30	Sprout's Markets	$16.20
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120	120	97.7%		—	49	Tom Thumb	$16.40
North Hills			TX	Austin-Round Rock	1995	144	144	99.8%		—	60	H.E.B.	$20.55
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	166	166	100.0%		—	66	Randall's Food	$16.49
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	239	239	90.5%		—	53	Tom Thumb	$24.86
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	92	92	98.8%		—	64	Kroger	$13.52
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46	46	93.5%		74	74	(Kroger)	$23.80
Shiloh Springs	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	110	22	83.1%		—	61	Kroger	$13.51
Shops at Highland Village			TX	Dallas-Fort Worth-Arlington	2005	352	352	88.4%		—	—	AMC Theater	$23.07
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32	32	77.5%		62	62	(Kroger)	$20.84
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	2012	228	228	84.0%		—	101	Kroger, Academy	NA
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	129	129	100.0%		—	63	Kroger	$18.84
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134	27	95.6%		—	65	Kroger	$16.16

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Tech Ridge Center			TX	Austin-Round Rock	2001	187	187	94.6%		—	84	H.E.B.	$19.83
Weslayan Plaza East	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	170	68	100.0%		—	—	-	$13.68
Weslayan Plaza West	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	186	74	100.0%		—	52	Randall's Food	$16.90
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	184	184	98.2%		127	—	(Target)	$16.21
Woodway Collection	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1974	104	42	96.4%		—	57	Randall's Food	$16.17
			TX			4,128	3,286	94.2%	95.0%	407	1,677
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	92	92	100.0%		—	49	Giant Food	$22.48
Ashburn Farm Village Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	89	36	98.2%		—	57	Shoppers Food Warehouse	$14.75
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96	24	94.8%		—	58	Safeway	$17.57
Centre Ridge Marketplace	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	104	42	100.0%		—	55	Shoppers Food Warehouse	$16.59
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97	97	91.6%		—	55	Safeway	$16.04
Culpeper Colonnade			VA	Culpeper	2006	132	132	97.1%		127	70	Martin's, (Target)	$14.51
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	76	76	79.9%		—	—	-	$13.06
Festival at Manchester Lakes	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1990	165	66	100.0%		—	65	Shoppers Food Warehouse	$23.21
Fortuna Center Plaza	JV-RRP	20%	VA	Washington-Arlington-Alexandria	2004	105	21	100.0%		124	67	Shoppers Food Warehouse, (Target)	$15.09
Fox Mill Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	103	41	100.0%		—	50	Giant Food	$20.94
Gayton Crossing	JV-GRI	40%	VA	Richmond	1983	157	63	92.7%		55	38	Martin's, (Kroger)	$13.91
Greenbriar Town Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1972	340	136	97.8%		—	62	Giant Food	$21.97
Hanover Village Shopping Center	JV-GRI	40%	VA	Richmond	1971	88	35	86.6%		—	—	-	$7.88

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Hollymead Town Center	JV-C2	20%	VA	Charlottesville	2004	154	31	95.0%		143	61	Harris Teeter, (Target)	$20.55
Kamp Washington Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1960	72	29	86.7%		—	—	-	$46.82
Kings Park Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1966	75	30	97.2%		—	28	Giant Food	$23.51
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132	26	97.7%		—	63	Shoppers Food Warehouse	$19.92
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	52	10	88.4%		—	—	-	$27.04
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	150	150	80.8%		—	52	Safeway	$12.04
Saratoga Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	113	45	100.0%		—	56	Giant Food	$17.35
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	97	97	95.5%		—	52	Harris Teeter	$19.66
Shops at Stonewall			VA	Washington-Arlington-Alexandria	2011	308	308	98.8%		—	140	Wegmans, Dick's Sporting Goods	$12.91
Signal Hill	JV-C2	20%	VA	Washington-Arlington-Alexandria	2004	95	19	100.0%		—	67	Shoppers Food Warehouse	$19.36
Town Center at Sterling Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1980	190	76	96.6%		—	47	Giant Food	$17.72
Tysons CVS	JV-O	50%	VA	Washington-Arlington-Alexandria	2012	13	6	100.0%		—	—	-	NA
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298	60	98.5%		—	48	Shoppers Food Warehouse, Gold's Gym	$21.46
Village Shopping Center	JV-GRI	40%	VA	Richmond	1948	111	44	100.0%		—	45	Martin's	$19.38
Willston Centre I	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1952	105	42	91.4%		—	—	-	$21.31
Willston Centre II	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1986	136	54	95.5%		141	59	Safeway, (Target)	$20.83
			VA			3,744	1,888	94.9%	94.9%	589	1,344

Portfolio Summary Report by State
June 30, 2012
(in thousands)
						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Aurora Marketplace	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1991	107	43	98.7%		—	49	Safeway	$15.07
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211	42	91.7%		—	49	Safeway	$11.09
Eastgate Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1956	78	31	93.5%		—	29	Albertsons	$22.84
Grand Ridge			WA	Seattle-Tacoma-Bellevue	2012	324	324	45.8%		—	45	Safeway, Regal Cinemas	$27.64
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17	17	100.0%		—	—	-	$29.91
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	101	20	100.0%		—	—	Wholesale Sports	$13.27
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77	77	89.9%		—	—	LA Fitness	$17.86
Overlake Fashion Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1987	81	32	94.5%		230	—	(Sears)	$23.17
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	103	103	100.0%		—	41	Quality Foods	$20.55
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1992	101	101	91.6%		55	55	(Safeway)	$24.47
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58	58	97.0%		112	—	(Target)	$27.51
			WA			1,259	850	76.3%	95.1%	397	268
Racine Centre Shopping Center	JV-GRI	40%	WI	Racine	1988	136	54	95.4%		—	51	Piggly Wiggly	$7.78
Whitnall Square Shopping Center	JV-GRI	40%	WI	Milwaukee-Waukesha-West Allis	1989	133	53	90.7%		—	69	Pick 'N' Save	$7.73
			WI			269	108	93.1%	93.1%	—	120
Regency Centers Total						42,382	30,171	93.1%	94.0%	7,135	15,328

Portfolio Summary Report by State
June 30, 2012
(in thousands)

(1) Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2) Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:		Co-investment Partnership with Oregon
JV-C2:		Co-investment Partnership with Oregon
JV-CCV:		Co-investment Partnership with Oregon
JV-GRI:		Co-investment Partnership with GRI
JV-M3:		Co-investment Partnership with Charter Hall Retail REIT
JV-O:	Other, single property Co-investment Partnerships
JV-RC:		Co-investment Partnership with CalSTRS
JV-RRP:		Regency Retail Partners (closed-end fund)
JV-USAA:		Co-investment Partnership with USAA

Properties managed by Regency, but not owned
Northlake Promenade	GA	Atlanta-Sandy Springs-Marietta	25
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	46
Woodstock Crossing	GA	Atlanta-Sandy Springs-Marietta	66
Centennial Crossroads Plaza	NV	Las Vegas-Paradise	99
Total square footage managed by Regency, but not owned			236

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Parnterships
June 30, 2012
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	2,035	6.7%	$20,070	4.4%	55	18
Kroger	2,033	6.7%	18,743	4.1%	42	13
Safeway	1,644	5.4%	16,386	3.6%	50	26
Supervalu	839	2.8%	10,239	2.2%	26	16
Whole Foods	271	0.9%	7,196	1.6%	9	4
CVS	469	1.6%	7,052	1.5%	44	21
TJX Companies	593	2.0%	6,891	1.5%	27	9
Ahold	349	1.2%	4,871	1.1%	13	10
PETCO	247	0.8%	4,831	1.1%	29	13
Ross Dress For Less	273	0.9%	4,340	0.9%	16	10
H.E.B.	295	1.0%	4,326	0.9%	5	2
Walgreens	194	0.6%	3,729	0.8%	16	4
Starbucks	98	0.3%	3,492	0.8%	81	31
JPMorgan Chase Bank	66	0.2%	3,413	0.7%	25	5
Bank of America	76	0.3%	3,318	0.7%	26	12
Rite Aid	207	0.7%	3,189	0.7%	24	15
Wells Fargo Bank	68	0.2%	3,185	0.7%	34	20
Sears Holdings	428	1.4%	3,213	0.7%	8	3
Sports Authority	141	0.5%	3,063	0.7%	4	1
PetSmart	179	0.6%	2,959	0.6%	10	4
Subway	99	0.3%	2,958	0.6%	111	49
Harris Teeter	248	0.8%	2,929	0.6%	8	4
Target	350	1.2%	2,884	0.6%	4	2
Toys "R" Us	176	0.6%	2,753	0.6%	7	5
Wal-Mart	435	1.4%	2,466	0.5%	4	1
The UPS Store	93	0.3%	2,435	0.5%	90	35
Trader Joe's	90	0.3%	2,316	0.5%	11	5
Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent
Safeway Total	$105
Kroger Total	$34

GLA owned and occupied by the anchor not included above:		# of Tenant-Owned Stores	# of Stores including Tenant-Owned
Target	1,971	18	22
Kroger	628	8	50
Wal-Mart	745	6	10
Safeway	314	6	56
Sears Holdings	92	1	9
Supervalu	16	1	27
Publix	63	1	56
	3,829

Tenant Lease Expirations
June 30, 2012
(in thousands)

All Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	267	1.0%	$4,407	1.0%	$16.51
2012	955	3.6%	19,223	4.2%	20.13
2013	2,477	9.3%	49,169	10.7%	19.85
2014	2,629	9.9%	52,570	11.5%	20.00
2015	2,286	8.6%	46,521	10.1%	20.35
2016	2,986	11.3%	51,327	11.2%	17.19
2017	3,098	11.7%	56,540	12.3%	18.25
2018	1,541	5.8%	24,212	5.3%	15.71
2019	1,235	4.7%	20,059	4.4%	16.24
2020	1,538	5.8%	23,069	5.0%	15.00
2021	1,325	5.0%	20,558	4.5%	15.51
10 Year Total	20,336	76.6%	367,657	80.1%	18.08
Thereafter	6,197	23.4%	91,289	19.9%	14.73
	26,533	100.0%	$458,946	100.0%	$17.30

Anchor Tenants (3)
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	79	0.5%	$369	0.2%	$—
2012	205	1.4%	1,616	1.0%	7.88
2013	672	4.6%	5,692	3.5%	8.47
2014	852	5.8%	8,751	5.4%	10.27
2015	680	4.6%	6,706	4.1%	9.85
2016	1,337	9.1%	11,342	7.0%	8.48
2017	1,546	10.5%	17,263	10.6%	11.17
2018	963	6.5%	10,733	6.6%	11.15
2019	928	6.3%	12,218	7.5%	13.17
2020	1,175	8.0%	14,326	8.8%	12.19
2021	862	5.9%	8,563	5.3%	9.93
10 Year Total	9,300	63.2%	97,580	60.0%	10.49
Thereafter	5,404	36.8%	65,123	40.0%	12.05
	14,704	100.0%	$162,703	100.0%	$11.07

Reflects in place leases as of June 30, 2012, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations
June 30, 2012
(in thousands)

Inline Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	188	1.6%	$4,038	1.4%	$21.53
2012	750	6.3%	17,607	5.9%	23.48
2013	1,805	15.3%	43,476	14.7%	24.09
2014	1,776	15.0%	43,819	14.8%	24.67
2015	1,606	13.6%	39,815	13.4%	24.79
2016	1,649	13.9%	39,985	13.5%	24.26
2017	1,552	13.1%	39,277	13.3%	25.30
2018	578	4.9%	13,479	4.6%	23.32
2019	307	2.6%	7,841	2.6%	25.53
2020	362	3.1%	8,743	3.0%	24.12
2021	463	3.9%	11,996	4.0%	25.89
10 Year Total	11,036	93.3%	270,077	91.2%	24.47
Thereafter	793	6.7%	26,166	8.8%	33.00
	11,829	100.0%	$296,243	100.0%	$25.04

Reflects in place leases as of June 30, 2012, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance
June 30, 2012
(in thousands, except per share numbers)

	2010A	2011A	2012E	1Q12A	2Q12A	3Q12E
FFO / Share (for actuals please see related press release)			$2.30 - $2.36			$.54 - $.58
Core FFO / Share			$2.42 - $2.48			$.55 - $.59
Same Property -- Wholly owned and Regency's pro-rata share of co-investment partnerships:
Same property percent leased at period end	92.8%	93.8%	93.5% - 94.5%	93.6%	94%
Same property NOI growth without termination fees	—%	0.1%	2.8% - 3.8%	4.2%	3.6%
Same property recovery rate	77.0%	76.4%	76% - 78%	75.8%	76.7%
Rental rate growth (spaces vacant < 12 months)	(0.1)%	1.2%	(1.0)% - 2.5%	2.9%	2.1%
Percentage Rent -- Consolidated Only	$2,540	$2,996	$2,600 - $3,400	$1,160	$398
Recovery Rate -- Consolidated Only - All Properties	74.2%	73.3%	73% - 75%	74.4%	75.8%
Investment Activity
Regency's Additional 15% Investment in GRI JV	$239,718	$—	$—	$—	$—
Cap rate (average)	9.6%	—%	—%	—%	—%
Acquisitions - (REG Pro-Rata)	$89,722	$110,643	$125,000 - $250,000	$29,000	$6,900
Cap rate (average)	6.7%	6.0%	5.2% - 5.7%	5.6%	8.3%
Dispositions - (REG Pro-Rata)	$62,600	$91,205	$400,000 - $500,000	$23,100	$38,297
Cap rate (average)	8.4%	7.8%	7.5% - 8.0%	7.4%	7.8%
Development starts	$6,060	$95,904	$150,000	$58,612	$88,523
Development completions - net costs	$306,188	$445,035	$90,000 - $121,000	$2,110	$24,107
Stabilized yield (net dev costs)	7.9%	6.6%	7% - 8%	10.0%	8.2%
Capitalized interest on completions	$607	$241	$500 - $1,400	$13	$443
Transaction profits net of deal costs and taxes	$3,597	$3,742	($2,500) - ($1,000)	$1,580	$21
Third party fees and commissions	$26,806	$28,980	$24,800 - $26,400	$7,150	$6,469

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available					$81,303
NOI from Projects in Development (current quarter)					$648
NOI from leases signed but not yet rent-paying in operating properties, including Development Completions (current quarter)					$2,165

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
June 30, 2012

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended September 30, 2012		Full Year 2012
Net income attributable to common stockholders	$0.06	0.10	$0.32	0.38
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	0.48	0.48	1.98	1.98
Funds From Operations (1)	$0.54	0.58	$2.30	2.36
Adjustments to reconcile FFO to Core FFO:
One-time additional preferred dividend payment	$—	—	$0.02	0.02
Gain on redemption of preferred units	—	—	(0.02)	(0.02)
Original preferred stock issuance costs expensed	—	—	0.09	0.09
All other non-recurring items	0.01	0.01	0.03	0.03
Core Funds From Operations (1)	$0.55	0.59	$2.42	2.48
Weighted average shares (000's)	89,785		89,775

(1) See the definition of Funds From Operations and Core Funds From Operations included in the Glossary of Terms.

Glossary of Terms
June 30, 2012
Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to, transaction income or expense, gains or losses from the early extinguishment of debt and other one-time items. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A Project In Development is deemed complete at the point in time when either (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) two years have passed since the open date for the last tenant leasing space equal to or greater than 20,000 square feet, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Development Property Gains and Losses: Gains and losses incurred when properties that were acquired and subsequently developed (including partially operating properties specifically acquired for redevelopment) are sold before the end of the first calendar year following Development Completion.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, depreciation and amortization divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (NAREIT) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. We compute FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired during either period being compared or a Development Completion that is less than 90% funded or features less than two years of anchor operations. In no event can a Development Completion be termed a Non-Same Property for more than two years.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both periods being compared. This term excludes all Projects In Development and Non-Same Properties.